UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2008
PANDA ETHANOL, INC.
(Exact name of registrant as specified in its charter)

000-50282
Nevada (State or other jurisdiction of incorporation)	Commission File Number	20-4799979 (I.R.S. Employer Identification No.)
4100 Spring Valley, Suite 1002
Dallas, Texas 75244
(Address of principal
executive offices, including Zip Code)
972.361.1200
Registrant’s telephone number, including area code:
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     A copy of the presentation that will be used in connection with the 2008 Annual Meeting of Stockholders of Panda Ethanol, Inc. (the “Company”) on June 17, 2008 is being furnished as Exhibit 99.1 hereto. In accordance with general instruction B.2 to Form 8-K, information contained in Exhibit 99.1 is being “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 8.01 Other Events.
     On June 12, 2008, Lurgi, Inc. (“Lurgi”) notified the Company in writing that it is in the process of vacating the Hereford, Texas facility due to its discovery that certain of its employees had been exposed to the microbe that causes Q fever. Although Lurgi stated that it is “prepared to work with Panda at every level to resolve the safety issue and minimize unavoidable costs and delays,” Lurgi has not indicated when it will resume construction of the Hereford facility. The Company previously disclosed its estimate that the Hereford facility would begin producing ethanol in the third quarter of 2008. It is unclear how Lurgi’s actions will affect such timing, however, if Lurgi employees do not promptly return to the site, the Company intends to manage completion of the construction work and believes it can do so in a timely manner. At present, the Hereford facility is approximately 98% complete. Additional delay of startup of the Hereford facility would cause the Company to incur additional expenses primarily related to general and administrative expenses and interest expense on its project debt.
     While the Company takes employee safety seriously, the Company objected to Lurgi’s actions verbally and in a letter dated June 12, 2008 as an unreasonable reaction to a condition common to several industries. On June 16, 2008, the Company sent a Notice of Contractor Event of Default and Cure Period (the “Notice”) under Section 15.01 of the engineering, procurement and construction contract (the “EPC Contract”) between Lurgi and Panda Hereford Ethanol, L.P. (“Panda Hereford”), a wholly-owned indirect subsidiary of the Company. Pursuant to the Notice, the Company provided notification of defaults and served notice that the Company would pursue termination of the EPC Contract if the defaults are not cured within 15 days from Lurgi’s receipt of the Notice. The Notice addresses, among other defaults, (i) Lurgi’s failure to achieve final acceptance of the Hereford project by its contractually guaranteed date of June 13, 2008, (ii) Lurgi’s abandonment and constructive abandonment of the Herford project, (iii) Lurgi’s failure to fully investigate all risks inherent to the construction site and to institute reasonable safety precautions, (iv) Lurgi’s failure to proceed with due diligence to complete the correction of defective work, (v) Lurgi’s failure to pay scheduled liquidated damages and (vi) Lurgi’s failure to pay subcontractors and vendors’ invoices when due.
     According to the Texas Department of State Health Services, Q fever is an infectious disease that spreads from animals to humans. Q fever is caused by a microbe called Coxiella burnetii. Animals such as cattle, sheep and goats can carry the Q fever microbe in tissues involved in birth - the uterus, placenta, and birth fluids. Infected animals also release the microbe in milk and manure. People acquire the infection by inhaling infectious aerosols and contaminated dusts generated by animals or animal products. Many infections are asymptomatic. Common symptoms resemble a serious case of the flu with high fever, chills and sweating. A small percentage of people may develop hepatitis or liver disease and in rare cases, other syndromes have been reported. Common antibiotics are often used to treat Q fever. Patients usually recover promptly when treatment is started without delay. Most cases of Q fever will resolve without treatment. Q fever is an occupational concern for workers who have contact with animals, animal products, or animal waste. According to the Texas Department of State Health Services, the risk of infection from the workplace can be reduced by vaccination of workers, personal precautions and workplace hygiene.

     Under the Financing Agreement, dated as of July 28, 2006, by and among Panda Hereford, Société Générale (the “Agent”) and the lenders named therein, as amended (the “Financing Agreement”), the obligation of the lenders to make loans on any funding date is conditioned upon the receipt by the Agent of a certificate of the lenders’ engineer certifying (i) that the progress of construction of the Hereford project is substantially in accordance with the construction and draw schedule and in conformity and compliance with the construction budget and the construction contracts, (ii) the Hereford project is reasonably expected to achieve substantial completion by September 30, 2008, (iii) the Hereford project is reasonably expected to achieve final acceptance by February 15, 2009, and (iv) Panda Hereford has sufficient funds necessary to achieve completion. Furthermore, that certain Depositary and Disbursement Agreement, dated as of July 28, 2006, by and between Panda Hereford and the Agent (the “Disbursement Agreement”) requires Panda Hereford to deliver a construction draw request and the engineer’s certificate referenced above prior to making any withdrawal from the construction accounts thereunder. If Lurgi’s actions cause the Company to be unable to satisfy these requirements under the Financing Agreement and the Disbursement Agreement, the Company will have to attempt to obtain a limited waiver of departures from the certifications and requirements required under the Financing Agreement and the Disbursement Agreement or amend the Financing Agreement and Depositary and Disbursement Agreement to extend the required substantial completion and final acceptance dates. There can be no assurance that the Company will be able to obtain such a waiver or amendment.
Forward-Looking Statements
     This Current Report on Form 8-K contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our current expectations, assumptions, beliefs, estimates and projections about our company and the ethanol and other related industries. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should” and variations of such words or similar expressions.
     We caution you that reliance on any forward-looking statement involves risks and uncertainties, and that, although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will necessarily achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances. Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the time, cost and ability to complete construction of the Hereford facility; issues and/or delay arising in connection with the development and construction of the Hereford facility, including those relating to the conditions and actions described in this Form 8-K, permits, easements, site conditions, workmanship, process engineering, and conflicts of interest; as well as the risk factors discussed under “Risk Factors” in our Quarterly Report on Form 10-Q filed on May 20, 2008, our Annual Report on Form 10-K filed on April 15, 2008 and our annual, quarterly and periodic reports filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	2008 Annual Meeting Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 17, 2008

PANDA ETHANOL, INC.
By:	/s/ Darol Lindloff
Darol Lindloff
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	2008 Annual Meeting Presentation.

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